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                                   EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
American Technologies Group


We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form S-8 (File Nos. 333-37016, 333-49605, 333-31157, 333-92121 and 333-86524) of our report dated November 12, 2003, appearing in the Annual Report on Form 10-KSB of American Technologies Group, Inc. for the year ended July 31, 2003.



                                                     /s/ CORBIN & COMPANY, LLP

Irvine, California
November  13, 2003